Exhibit 10.3

PATENT PURCHASE AGREEMENT

This Patent Purchase Agreement (“Agreement”) is effective as of September 26, 2014 (“Effective Date”) and is by and between Cellular Biomedicine Group, Inc. a Delaware corporation having an address at 530 University Avenue, #17, Palo Alto, California 94301 (“CBMG”), and  Mr.  Zhong  Chen  Kou,  a  citizen  of  the  People’s  Republic  of  China  and permanent resident of the United States of America, having an address at 4101 NW 60th Avenue, Gainesville, Florida 32653 (“Kou”). (CBMG and Kou may each be referred to as a “party” or together as the “parties” in this Agreement).

RECITALS

WHEREAS, Kou is the sole owner of all right, title, and interest in and the sole named inventor   of   United   States   Patent   No.   7,375,211,   entitled   “Method   for   Detection   and Quantification of T-Cell Receptor Vβ Repertoire,” issued by the United States Patent & Trademark Office (“USPTO”) on May 20, 2008, a copy of which is annexed hereto as Exhibit A (the “‘211 Patent”);

WHEREAS, on August 2, 2014, CBMG, CBMG HK (as defined below), Beijing Agreen Biotech Co. Ltd. (“Agreen”), and the shareholders of Agreen (Agreen and its shareholders, each, a “Seller Party”), entered into a Framework Agreement (the “Framework Agreement”) setting forth the terms of the acquisition by CBMG of business and technology of Agreen;

WHEREAS, as contemplated by the Framework Agreement, CBMG wishes to purchase from Kou, and Kou is desirous to sell and convey, the ‘211 Patent and any improvements thereon in exchange for CBMG issuing to Kou certain shares of common stock of CBMG;

WHEREAS, in consideration for receipt of such restricted stock units in and to CBMG, Kou shall execute the Patent Assignment, in the form annexed hereto as Exhibit B (“Patent Assignment”), in order to effect the assignment of the ‘211 Patent to Cellular Biomedicine Group HK Limited, a Hong Kong company limited by shares having an address at Unit 402, 4th Floor, Fairmont House, No.8 Cotton Tree Drive, Admiralty, Hong Kong. (“CBMG HK”);

WHEREAS, pursuant to the Framework Agreement, the parties also intend to enter into a Technology Transfer Agreement pursuant to which CBMG HK will acquire the technology of Agreen for cash consideration of RMB 10million plus 753,522 newly-issued shares of CBMG (the “Master Agreement” and, together with the Framework Agreement, this Agreement, and all other documents contemplated herein and therein, collectively, the “Transaction Documents” and each, a “Transaction Document”);

NOW, THEREFORE, in view of the mutual covenants, representations, warranties and agreements contained herein,  and for consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

1.         Sale.  In exchange for the sum of seventy-five thousand (75,000) restricted shares of common stock of CBMG (the “Securities”), Kou shall sell and CBMG shall purchase the ‘211
Patent with the right to nominate CBMG HK as its designee to whom Kou shall assign the ‘211 Patent.  Upon  execution  of  this  Agreement,  Kou  shall  simultaneously  execute  the  Patent
Assignment and provide such executed Patent Assignment to CBMG.

2.         Completion of Transaction.   The purchase shall be completed simultaneously with the closing date of the Master Agreement (the “Closing”), at which time Kou shall execute all instruments, including but not limited to, the Patent Assignment annexed hereto as Exhibit B that may be necessary to vest in CBMG HK absolute title in and to the ‘211 Patent. Within five (5) working days of the Closing, CBMG shall deliver to Kou a certificate representing the Securities which shall be duly issued, fully paid and non-assessable and free and clear of all Liens.

3.       Improvements.   If Kou shall at any time hereafter make or discover any improvements relating to the invention covered by the ‘211 Patent, the practice of which improvements would infringe upon, either literally or under the doctrine of equivalents, one or more claims of the ‘211 Patent, Kou shall forthwith disclose to CBMG the full details of such improvements and such improvements shall be the sole and absolute property CBMG.  Kou hereby  assigns,  conveys,  and  transfers  to  CBMG  any  such  improvements.    Kou  shall,  if requested, execute any and all further documents at CBMG’s sole expense and do and execute all acts, things and instruments necessary for obtaining any patents on such improvements and for vesting title in and to such patents in CBMG or CBMG’s designee(s), as the case may. Both parties hereby agreed that this article shall be subject to the Labor Agreement and its supplementary agreement, Intellectual Property Agreement, and Agreement on Protection of Commercial Secrets and Intellectual Property Rights which shall all be signed by Kou and CBMG.

4.         Lockup of Securities.   Kou hereby agrees to enter into a Lock-up Agreement covering all securities of CBMG owned directly or indirectly by Kou, including the Securities to be issued pursuant to this Agreement, for a period of twelve (12) months from the date of such agreement. Such Lock-up Agreement will be executed and effective simultaneously with this Agreement and the execution of the Master Agreement.

5.         Unwinding in the Event of Breach. The Securities will be subject to repurchase by CBMG pursuant to Sections 6.5(1) or 7.1 of the Framework Agreement in the event of a material breach by Kou, Agreen or any Seller Party of any Transaction Document.

6.         Representations and Warranties Relating to the ‘211 Patent.  To the best of Kou’s  knowledge  on  and  before  the  effective  date  of  this  Agreement,  Kou  represents  and warrants that: (i) the ‘211 Patent is valid and enforceable; (ii) the ‘211 Patent is not the subject of any  action,  lawsuit,  or  proceeding,  including  but  not  limited  to,  any  action,  lawsuit,  or proceeding where the validity or enforceability of the ‘211 Patent may be at issue; (iii) there is no third party who may be infringing any claim of the ‘211 Patent; (iv) no third party has alleged or sent any communication to Kou that the ‘211 Patent may be invalid or unenforceable; and (v) there are no other filed or pending applications in the USPTO or other equivalent foreign agency in Kou’s name or that may name Kou as an inventor and that may claim any invention related to the ‘211 Patent, including but not limited to, applications designated as continuations, continuations-in-part, provisionals, or divisionals; and (v) if there are such applications, they are assigned in accordance with the terms of the Patent Assignment.

7.           Representations  and  Warranties  Relating  to  the  Securities. Kou  hereby represents and warrants to CBMG, as follows:

a.         The Securities are being acquired for Kou’s own account, not as nominee or agent, for investment purposes only and not with a view to the resale or distribution of any part thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) or any other law, rule or regulation, foreign or domestic. Kou has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act or any other law, rule or regulation, foreign or domestic.

b.         Kou did not learn of the investment in the Securities as a result of any public advertising or general solicitation, and is not aware of any public advertisement or general solicitation in respect of CBMG or its securities.

c.         Kou is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment and to make an informed decision relating thereto.  Kou has the financial capability for making the investment and the investment is a suitable one for Kou.  Kou can, without impairing his financial condition, hold the Securities for an indefinite period of time and can afford a complete loss of the investment.   Kou acknowledges that CBMG has urged Kou to seek independent advice from professional advisors relating to the suitability of an investment in CBMG and in connection with this Agreement, and that Kou has sought and received such independent professional advice with respect to such investment and this Agreement or, after careful consideration, Kou has determined to waive its right to seek and/or receive such independent professional advice.

d.         Prior to the execution of this Agreement, Kou has had the opportunity to ask questions of and receive answers from representatives of CBMG concerning an investment in CBMG, as well as the finances, operations, business and prospects of CBMG, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. Kou has read and reviewed CBMG’s latest periodic and current report filings on the Securities and  Exchange Commission’s  EDGAR  webpage  at   www.sec.gov,  including the  audited  and unaudited financial statements, description of business operations, risk factors and other disclosures set forth therein.

e.         Kou acknowledges and understands the Securities are being offered in a transaction not involving a public offering within the meaning of the Securities Act.   The Securities have not been registered under the Securities Act, and, if in the future, in accordance with the terms of this Agreement, Kou decides to offer, resell, pledge or otherwise transfer the Securities, such Securities may be offered, resold, pledged or otherwise transferred only: (i) pursuant to an effective registration statement filed under the Securities Act, (ii) pursuant to an exemption from registration under Rule 144 promulgated thereunder (“Rule 144”), if available, or (iii) pursuant to any available other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction.  Kou agrees that if any assignment, disposition, transfer, pledge of or similar action with respect to its Securities or any interest therein is proposed to be made by Kou or its affiliates, as a condition precedent to any such action, Kou shall be required to deliver to CBMG an opinion of counsel satisfactory to CBMG that such action does not violate the Securities Act or the rules and regulations thereunder.   Absent registration or an available exemption from registration, Kou agrees that it will not take any such action with respect to the Securities.  Kou understands the certificates representing the Securities will contain a legend in respect of such restrictions.

f.         The execution, delivery and performance by Kou of this Agreement is within Kou’s legal right, power and capacity, requires no action by or in respect of or filing with, any governmental body, agency or official and does not and will not contravene, or constitute a default under, any provision of applicable law or regulation or of any agreement, judgment, injunction, order decree or other instrument to which Kou is a party or by which the undersigned or any of its properties are bound. This Agreement constitutes the legal, valid and binding obligation of Kou and is enforceable against Kou in accordance with its respective terms, except as such enforcement is limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

8.           Governing Law. This Agreement shall be governed by the law of the State of New York.

[Signature page follows]

IN  WITNESS  WHEREOF,  the  parties  have  caused  this  Agreement  to  be  executed effective the date first written above.

MR. ZHONG CHEN KOU

By: /s/ Zhong Chen Kou

Date: 9/28/14

CELLULAR BIOMEDICINE GROUP, INC.

By:     /s/ William Cao
Title:    CEO
Date:     9/26/14

EXHIBIT A

US007375211B2

(12) **United States Patent**
Kou

(10) **Patent No.: US 7,375,211 B2**
(45) **Date of Patent: May 20, 2008**

(76) Inventor: **Zhong C. Kou**, 4101 NW. 60th Ave., Gainesville, FL (US) 32653

(*) Notice: Subject to any disclaimer, the term of this patent is extended or adjusted under 35 U.S.C. 154(b) by 0 days.

(21) Appl. No.: **11/603,435**

(22) Filed: **Nov. 20, 2006**

(65) **Prior Publication Data**

US 2007/0117134 A1 May 24, 2007

Related U.S. Application Data

(60) Provisional application No. 60/737,968, filed on Nov. 18, 2005.

(51) **Int. Cl.**
C07H 21/04 (2006.01)
G01N 31/22 (2006.01)

(52) **U.S. Cl.** **536/24.33**; 422/61

(58) **Field of Classification Search** .... None
See application file for complete search history.

(56) **References Cited**

U.S. PATENT DOCUMENTS

2002/0150891 A1 * 10/2002 Hood et al. 435/6

FOREIGN PATENT DOCUMENTS

WO	WO/9213950	*	8/1992
WO	WO/9521623	*	8/1995
WO	WO/03/044225	*	5/2003

OTHER PUBLICATIONS

Goh et al., "Gene Expression profile and identification of differentially expressed transcripts during intrathymic T-cell development by cDNA sequencing analysis," Genomics, 2000, vol. 70, No. 1, pp. 1-18.*

George Jr., James., et al., "Developmental Regulation of Dβ Reading Frame and Junctional Diversity in T Cell Receptor-β Transcripts from Human Thymus", *The Journal of Immunology*, Feb. 15, 1992, vol. 148, No. 4, pp. 1230-1239.

Goodall, J., et al., "Marked Conservation of Complementarity-Determining Region 3 of the β-Chain of TCRs Recognizing a Mycobacterial Heat Shock Protein 60-Derived Peptide with Strong Sequence Similarity to Human Heat Shock Protein 60", *The Journal of Immunology*, 1995, pp. 2329-2338.

Hirokawa, M., et al., "Distinct TCRAV and TCRBV repertoire and CDR3 sequence of T lymphocytes clonally expanded in blood and GVHD lesions after human allogeneic bone marrow transplantation", *Bone Marrow Transplantation*, Dec. 2002, vol. 30, No. 12, pp. 915-923.

Kou, Zhou Chen, et al., "Combination Antiretroviral Therapy Results in a Rapid Increase in T Cell Receptor Variable Region β Repertoire Diversity within CD45RA CD8 T Cells in Human Immunodeficiency Virus-Infected Children", *The Journal of Infectious Diseases*, Feb. 2003, vol. 187, pp. 385-397.

MacCalli, C., et al., "TCR beta-chain variable region-driven selection and massive expansion of HLA-class I-restricted antitumor CTL lines from HLA-A *0201+ melanoma patients", *The Journal of Immunology*, 1997, vol. 158, pp. 5902-5913.

Pannetier, C., et al., "T-cell repertoire diversity and clonal expansions in normal and clinical samples", *Immunology Today*, Apr. 1995, vol. 16, No. 4, pp. 176-181.

Posnett, D., et al., "Clonal Populations of T Cells in Normal Elderly Humans: The T Cell Equivalent to 'Benign Monoclonal Gammapathy'", *Journal of Experimental Medicine*, Feb. 1994, vol. 179, pp. 609-618.

Prochnicka-Chalufour, A., et al., "Biased amino acid distributions in regions of the T cell receptors and MHC molecules potentially involved in their association", *International Immunology*, Sep. 1991, vol. 3, No. 9, pp. 853-864.

* cited by examiner

Primary Examiner—Kenneth R. Horlick
Assistant Examiner—Molly Baughman
(74) *Attorney, Agent, or Firm*—Saliwanchik, Lloyd & Saliwanchik

(57) **ABSTRACT**

The invention is a method for detecting and measuring T-cell receptor (TCR) repertoires from mammalian lymphocytes. The method is based on the use of the multiple sets of unique primers to amplify 22 regions of the TCR Vβ region and thereby detect clonal expansions related to antigen stimulation of the immune system. Kits containing sets of primers and specialized analytical statistical software for use in determining clonal expansion in humans and mice are disclosed. The reliability, efficiency and short assay time in using the method is well suited to monitoring immune response to vaccination and therapeutic treatments for immune disorders.

10 Claims, 8 Drawing Sheets

U.S. Patent May 20, 2008 Sheet 1 of 8 US 7,375,211 B2

V beta families
M
200 bp
100 bp
Pre
Post

Fig 1

U.S. Patent May 20, 2008 Sheet 2 of 8 US 7,375,211 B2

V beta families
M
200 bp
100 bp
A
V beta families
M
200 bp
100 bp
B

Fig 2

U.S. Patent May 20, 2008 Sheet 3 of 8 US 7,375,211 B2

V beta families
M
200 bp
100 bp
Fluorescence Intensity
CDR3 length (amino Acids)
Vβ1
Vβ2
Vβ3
Vβ4
Vβ5
Vβ6
Vβ7
Vβ8
Vβ9
Vβ11
Vβ12
Vβ13
Vβ14
Vβ15
Vβ16
Vβ17
Vβ18
Vβ20
Vβ21
Vβ22
Vβ23
Vβ24
Vβ8*

Fig 3

U.S. Patent May 20, 2008 Sheet 4 of 8 US 7,375,211 B2

Fig 4

CD4CD45RA
CD4CD45RO
CD4CD45RA
CD4CD45RO
M
pre post
pre post
pre post
pre post
Clonality Detection without DNA analyzer
Vβ 14
Vβ 20
GeneScan with DNA analyzer

Polyclonal CDR3 Sequences

Vβ 20	NDN	Jβ		Frequency
CAS	SATGAGELF	FGEG	Jβ 2.2	1/10
CAS	SPGCSAGTQY	FGPG	Jβ 2.3	1/10
CAS	SLVGESGEAF	FGPG	Jβ 1.1	1/10
CAS	SFCGYLDTQY	FGPG	Jβ 2.3	1/10
CAS	SLADSPYNEAF	FGPG	Jβ 1.1	1/10
CAS	SLGSNGTETQY	FGPG	Jβ 2.3	1/10
CAS	SDPDLAFNPLH	FGNG	Jβ 1.6	1/10
CAS	SGRLGVETGELF	FGEG	Jβ2.2	1/10
CAS	SLLVLGNWNPQH	FGDG	Jβ 1.5	1/10
CAS	SLLGXGLRGSTQY	FGPG	Jβ 2.3	1/10

Monoclonal CDR3 sequence

Vβ 20	NDN	Jβ		Frequency
CAS	SGDLIGLGDTQY	FGEG	Jβ2.3	10/10

U.S. Patent May 20, 2008 Sheet 5 of 8 US 7,375,211 B2

Fig 5

A. GeneScan data
Fluorescence Intensity
Vβ1
Vβ2
Vβ3
Vβ4
Vβ5
Vβ6
Vβ7
Vβ8
Vβ9
Vβ11
Vβ12
Vβ13
Vβ14
Vβ15
Vβ16
Vβ17
Vβ18
Vβ20
Vβ21
Vβ22
Vβ23
Vβ24
Vβ8'
CDR3 length (amino Acids)
B. Quantitative analysis by using the software
Distances
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
1 2 3 4 5 6 7 8 9 11 12 13 14 15 16 17 18 20 21 22 23 24
V beta families
6 8 10 12 14
CDR3 length

U.S. Patent May 20, 2008 Sheet 6 of 8 US 7,375,211 B2

Lane
1
2
3
4
5
6
7
8
9
10
11
Vβ
4
11
18
20
23
Vβ
4
11
18
20
23
Pre immunization
Post immunization
100 bp

Fig 6

U.S. Patent May 20, 2008 Sheet 7 of 8 US 7,375,211 B2

Lane 1 2 3 4 5 6 7 8 9 10
Pre post 1 post 2
Vβ 7
Pre post 1 post 2
Vβ 9
Pre post 1 post 2
Vβ 14
100 bp

Fig 7

U.S. Patent May 20, 2008 Sheet 8 of 8 US 7,375,211 B2

Lane 1 2 3 4 5 6 7 8 9 10 11
100 bp
Vβ 2 3 8.2 9 11
Vβ 2 3 8.2 9 11
Polyclonal repertoire
Molecular repertoire

Fig 8

US 7,375,211 B2

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This application takes benefit from U.S. provisional application Ser. No. 60/737,968 filed Nov. 18, 2005, the entire contents of which are herein incorporated by reference.

BACKGROUND OF THE INVENTION

1. Field of the Invention

The present invention relates to a method for rapid detection and measurement of clonality of TCR repertoires of mammalian T-cell lymphocytes. The method relies on subsets of unique primers that quantitatively determine the extent of clonal expansions of TCR VβT-cell repertoires.

2. Description of Background Art

T lymphocytes are the primary mediators of cellular immunity in humans and animals. A hallmark of the immune system is its ability to recognize the extensive collection of antigens to which an organism is exposed during its lifetime. T lymphocytes play a central role in graft-versus host disease, where the immune system of a host attacks (reject) implanted tissue from a foreign host, in autoimmune disorders, in hypersensitivity, in degenerative nervous system diseases, and many other conditions occupying an essential role in immune responses to infectious agents (e.g., viruses and bacteria) and in the body's natural defenses against neoplastic diseases.

A T-cell immune response is characterized by one or more particular T-cell(s) recognizing a particular antigen, secreting growth-promoting cytokines, and undergoing a monoclonal (or oligoclonal) expansion to provide additional T-cells to recognize and eliminate the foreign antigen (J Exp. Med 179: 609-618 1991). The T-cell receptors (TCRs) are predictive, in the sense that appropriate receptors exist prior to encountering antigen. TCRs are encoded by multiple gene segments that rearrange during T-cell development and generate most of the antigen receptor diversity. TCRs are composed of α-chain and a β-chain. The human TCR β-chain gene complex includes at least 57 variable (V) gene segments, 2 diversity gene segments, 13 joining gene segments, and 2 consistent gene segments which group into 24 TCR Vβ gene families (Immunology Today 16: 176-181, 1995).

T-cells recognize antigen by major histocompatiblity complex (MHC) molecules through their T-cell receptors (Int Immunol, 3: 853-864). The hypervariable region of TCR Vβ repertoire is encoded by variable (V), diversity (D) and joining (J) genes within the complementary-determining region 3 (CDR) (J Immunol, 49: 149-154, 1999). Therefore, changes in CDR3 size, sequence, and diversity can be used to detect the course of T-cell responses to different antigens. Measurement of the extent of diversity within the TCR repertoire has been applied as a surrogate marker for the integrity of the T-cell immunity (J. Immunol. 148: 1230-1239, 1992).

Molecular analysis of TCR repertoire diversity (clonality) within CDR3 region can serve as a tool to study various diseases related to immune-mediated disorders including tumors, autoimmune diseases, immunization of vaccine and bone marrow, transplantation. Determination of TCR repertoire clonality within CDR3 region has also served as a monitoring tool in tracking curative effects of antiviral or anti-tumor treatments. For example, determination of the change in TCR repertoire clonality has been used to monitor T-cell immune reconstitution in HIV-infected individual following antiviral therapy. HIV infection leads to severe disruption of the TCR repertoire including clonal expansion or clonal exhaustion. It has been demonstrated that the perturbed TCR repertoires can be normalized following a successful therapy (J Infect Dis. Feb. 1:1 87(3):385-97, 2003).

Changes in TCR clonalities following antiviral therapy can be used as an intermediate marker for T-cell immune reconstitution. More importantly, TCR repertoire clonotypes may be used as a diagnostic tool, analogous to serological markers. Following the identification of tumor-specific antigens that are recognized on human tumors by T-cells, small clinical trials of therapeutic vaccination have been carried out using these antigens, mostly in metastatic melanoma patients (J Immunol. June 15; 158(12):5902-13, 1997).

The determination of immunodominant clonotypes represents a novel approach in the study of immune-mediated diseases, such as aplastic anemia (AA), some forms of myelodysplasia (MDS) anti-leukemic immune surveillance, graft-versus-leukemia effects and graft-versus-host disease (GVHD) (Bone Marrow Transplant Dec 30(12) 915-23, 2002). Furthermore, TCR repertoire clonality determination holds promise for applications in vaccine design and detecting T-cell immune responses after immunization and in understanding how clonality repertoires may play protective role in modulating intracellular infections or cancer.

Deficiencies in the Art

Currently, cellular immune responses are determined by measuring cytokine secretion or using assays such as ELISpot. These methods typically lack sensitivity, do not truly and directly monitor changes in TCR clonality, and/or are very complicated and impractical. A sensitive, simple and reliable method to detect and monitor the change of TCR V beta clonality is desirable.

SUMMARY OF THE INVENTION

The present invention addresses one or more of the aforementioned needs by providing a novel method of analyzing the T-cell repertoires. Presently there is no method to quickly detect clonality of TCR repertoire and quantitatively determine the extent of the expanded repertoires (clonotypes). The invention is based on the development of a sensitive and reliable detection method that rapidly determines the changes in clonality of TCR Vβ repertoires and is particularly useful for following vaccinations and therapeutic treatments. It is now possible to monitor the changes in TCR Vβ repertoire clonality so that one can measure the therapeutic effectiveness of any vaccines or therapies for infectious diseases such as HIV/AIDS and hepatitis, cancers, bone marrow transplantations and diabetes, and the like. The method may be practiced alone or combined with well-known techniques; for example, "run-off" reaction techniques, DNA cloning and sequencing procedures.

In particular, the disclosed methods enable quick determination of clonalities in human and mouse expanded T-cell populations (the CDR3 region of the 22 Vβ gene families). Twenty-two (22) non-overlapping, highly-specific forward primers for the variable segment of the "super gene," and thirteen (13) non-overlapping reverse primers for the joining segment have been synthesized. Each PCR reaction is composed of one each of the forward Vβ primers and all 13 of the J primers. The combined primers result in specific amplification of an expanded T-cell clone because a clonal TCR is composed of the identical V-D-J sequence. More significantly, the technology is more sensitive than current methods in determining clonality and does not require

US 7,375,211 B2

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special equipment such as DNA analyzers. The method is especially appropriate for clinical monitoring. Most standard methods of assessing and measuring clonality require up to three days to make the measurements and statistical determinations. The TCR method disclosed herein for detection and quantitation of T-cell receptor Vβ repertoires is completed in less than one day.

An additional feature of the invention is the use of analytical quantitation software in combination with the PCR amplification and gel fractionation to provide a significantly statistical determination of the Vβ family clonalities.

The present invention relates to methods for detecting TCR repertoires and includes unique primers that are used in combination with PCR reaction buffers and analytical software for applications to diseases related to antigen-driven clonal expansion in T-lymphocytes. The disclosed methods are powerful tools for monitoring cellular immune responses in mammals following vaccinations, virus infections, and therapeutic treatment for diseases such as infectious diseases, autoimmune diseases, cancer, or bone marrow transplantation. The method has been particularly developed for measurement of human and murine TCR repertoires.

In one aspect, the invention provides a method of rapidly detecting for T-cell clonality in a mammal comprising the steps of obtaining T-cells or their subsets from a subject and generating a clonality assay from each family gene fragment length profile for a T-cell receptor Vβ repertoire in a CDR3 region gene family, The assay profile is compared to a control family gene fragment length profile derived from T-cells of a normal or healthy subject. This determines the presence of clonality in the same variable region gene family as the assay profile and is correlated to a T-cell clonal expansion.

In yet another aspect, the invention provides essential materials for kits useful for performing the method of the invention. The kits are convenient for easily detecting clonality within separated T-cells subsets that may be concealed in unfractionated peripheral blood mononucleotide cell (PBMC) T-cells from individuals. The kits of the invention include specifically designed primers for the CDR3 gene region and reagents for providing optimal amplification conditions for nested PCR amplification. In another aspect, the invention provides a method of quantitative determination using statistical quantitative software to determine the extent of the expanded T-cell clones. Using a method such as GeneScan analysis, data under the curve for each individual Vβ family is obtained, preferably from at least ten or more control subjects, and a standard profile is established. The standard profile typically includes mean, standard deviation and threshold.

The invention provides a method for rapidly detecting for T-cell clonality, and has been particularly designed for determining T-cell repertoires in mammals, including humans and mice. Cells from an individual may be derived in any manner from any source, so long as the cell sample contains T-lymphocytes. Cells may be obtained from a tissue or from any body fluid.

Irrespective of the clonality condition, the PBMC is a preferred source for obtaining T-lymphocyte cells from an individual. One obtains T-cells or their subsets and generates a clonality assay from each TCR Vβ repertoire in the CDR3 region of the gene family. The assay profile is then compared to a control family gene fragment length profile derived from T-cells of a healthy human subject in order to determine presence of the clonality in the same variable region gene family as the assay profile. This is then correlated to a T-cell clonal expansion.

A clonality assay is based on a gene fragment profile from the cells for a TCR Vβ variable region gene family. A "clonality gene fragment profile" for a particular variable region gene family contains three types: polyclonal repertoire, oligoclonal repertoire, and monoclonal repertoire. "Polyclonal repertoire" is a normal repertoire from a human subject without any apparent infectious condition such as a neoplastic condition, autoimmune, or other conditions that would potentiate or suppress a T-cell immune response who has not been treated with an antigen-like material. "Oligoclonal repertoire" is the clonal expanded repertoire from an individual who has an apparent infectious condition; for example a neoplastic condition, autoimmune, or other condition that would potentiate or suppress a T-cell immune response in a subject treated with an antigen-like material. "Monoclonal repertoire" is a highly expanded oligoclonal repertoire.

In a preferred embodiment, a family gene fragment length profile is generated by subjecting cDNA prepared from a tissue sample to a first polymerase chain reaction using a family-specific Vβ primer and a first Jβ primer to amplify DNA encoding T-cell receptor third-complementary-determining-regions of a single Vβ family TCR CDR3. This is followed by a second amplification step using a second polymerase chain reaction employing the family specific Vβ primer and a second Jβ primer and separating DNA fragments from the second polymerase chain reaction by length on a high resolution agarose gel. In both polymerase reactions, a preferred annealing temperature for primer annealing in each PCR cycle is 55° C. and 50° C., for the first and nested PCR amplifications, respectively. NH_4^+ in the reaction buffer enhances PCR reaction sensitivity.

At least about 22 distinct beta-chain variable region families have been identified to date in the human genome. These include: Vβ gene family regions Vβ1, Vβ2, Vβ3, Vβ4, Vβ5, Vβ6, Vβ7, Vβ8, Vβ9, Vβ11, Vβ12, Vβ13, Vβ14, Vβ15, Vβ16, Vβ17, Vβ18, V β20, Vβ21, Vβ22, Vβ23, and V-β24.

In similar manner, distinct beta-chain variable region families have been identified in the mouse genome, including Vβ1, Vβ2, Vβ3, Vβ4, Vβ5, Vβ6, Vβ7, Vβ8.1, Vβ8.2, Vβ8.3, Vβ9, Vβ11, Vβ12, Vβ13, Vβ14, Vβ15, Vβ16, Vβ17, Vβ18, and Vβ20.

An important aspect of the invention is the recognition that normal control subjects have a characteristic, polyclonal repertoire profile in all of Vβ gene families. Thus, in practicing the method, it is preferable to conduct DNA cloning and/or sequencing procedures to verify that a clonality condition identified in an individual is a monoclonal or oligoclonal T-cell expansion. Thus it is important to determine whether or not subjects have a normal repertoire for the purposes of serving as a control for comparison against the altered Vβ profiles in diseased or abnormal states. For human subjects at least it is preferable to conduct a routine physical examination and medical history to screen for infections, neoplastic and autoimmune conditions, or other conditions that might potentiate or suppress a T-cell immune response. For murine models, care should be taken that they have not been treated with antigen-like materials. Additionally, there should be a determination of Vβ gene family families to verify that the clonal repertoires are not derived from antigen stimulation.

The method can also be used to monitor changes in clonality profiles, preferably for generating family gene

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5

6

fragment profiles from cells obtained at different times, preferably taken at least at two different times, from the same individual to monitor changes in the profiles. For example, the method can be used to monitor the therapeutic efficacy of antiviral therapeutic treatments. Cells are obtained from a human subject in need of an antiviral therapy for a disorder; a pre-treatment gene fragment profile is determined; a cell sample is obtained after initiating treatment; and pre- and post treatment Vβ repertoire clonality in the same gene family are compared. Successful treatment regimens can be assessed by monitoring change of pre-treatment polyclonal repertoires compared post-treatment oligoclonal and monoclonal repertoires.

There are numerous diseases and other physical conditions involving T-cells where T-cells are implicated in the body's immune response to the disorder; where T-cells and/or T-cell proliferation have a causative role in the disorder; and/or where T-cell antigen or immunodeficiency is associated with the disorder. Such disorders include but are not limited to autoimmune diseases, neoplastic diseases, infectious diseases, hypersensitivity, transplantation and graft-versus-host disease, and cancers such as cancer of the breast, colon, lung, liver, pancreas, skin, etc. Infectious diseases include but are not limited to viral infections caused by viruses such as HIV, HSV, EBV, CMV, influenza, and hepatitis A, B, or C.

Family gene fragment profiles to detect clonality obtained at least at two different times from the same individual are useful for determining T-cell immune responses following vaccine immunizations. To determine effects on clonality after vaccination, one obtains cells from a subject prior to immunization; determines a pre-immunization gene fragment profile; obtains a cell sample from the subject after immunization and compares pre- and post-immunization Vβ repertoire clonality in the same gene family repertoire.

Accordingly, the invention includes a method for detecting T-cell clonality, comprising synthesizing first strand cDNA from a sample containing T-lymphocytes; amplifying the cDNA to produce nested PCR products; further amplifying the nested PCR products with at least 59 primers each specific for one of 22 regions of T-cell Vβ gene CDR3 regions; separating the amplified nested PCR products from among 22 Vβ gene families; and detecting T-cell clonality as at least one of a monoclonal repertoire, an oligoclonal repertoire, or a polyclonal repertoire of Vβ clonal expansion.

The sample is a tissue sample from either a human or a mouse and can be blood or any tissue which contains T-lymphocytes. Depending on the sample, whether human or mouse, selected primers are used to amplify the nested PCR products. While fewer than 59 primers might be used, the results obtained with the at least 59 primers specifically designed for use in detecting mouse or human TCR Vβ repertoires is highly preferred. The primers designed for use with human samples are SEQ ID NOs; 60-118; however, small changes in length or bases of each primer (e.g., lengths from 12-30 nucleotides) are also within the scope of the invention. Primers having sequences identified at SEQ ID NOs: 1-59 have been found to provide outstanding results with mouse samples, although small changes in base composition or length of these primers may also provide equivalent results.

Each primer has been designed to bind to non-overlapping regions of CDR3 T-cell Vβ human or mouse gene.

The invention also incorporates a method for measuring T-cell receptor (TCR) repertoire profiles, comprising the steps of amplifying cDNA encoding TCR third complementarity determining regions of TCR CDR3 of a single Vβ family with a T-cell family-specific Vβ primer and a Jβ primer; further amplifying the nested DNA templates with at least 59 primers comprising Vβ primers and Jβ primers between about 15 and about 28 bases each primer hydridizing with a non-overlapping region of Vβ or Jβ; separating amplified DNA segments; measuring length of separated amplified DNA fragments; spectratyping the DNA; and determining a quantitative TCR Vβ profile by analytical statistical analysis of the data obtained from spectratyping.

The cDNA is from human or mouse T-lymphocytes. The 59 primers for use with the human sample are identified as having the sequence of SEQ ID NOs; 60-118 and the 59 primers for use with the mouse sample as having the sequence of SEQ ID NOs: 1-59.

A practical and convenient use of the invention is a kit for detecting T-cell receptor (TCR) Vβ repertoires. A typical kit will comprise DNA primers having the sequence of SEQ ID NOs: 1-118; PCR amplification buffers; and instructions for use. The primers will be selected for use depending on whether or not the sample is from a human or a mouse.

The kits may also comprise analytical statistical software for quantitation of the detected TCR Vβ repertoires and additional instructions for use of the software.

The new method is useful for monitoring changes in clonality associated with immune system disorders. The procedure includes determining clonality of T-cell Vβ repertoires using the described procedures. One obtains a tissue sample in a subject suspected of having an immune system disorder; measures sequence lengths of amplified DNA products of 22 TCR Vβ repertoires from T-lymphocytes in the sample; spectratypes the DNA products; and statistically analyzes the spectratyped DNA products, thus obtaining a quantitative profile of said products. The clonality and profile determinations are then repeated on a tissue sample from the subject after treatment for the immune system disorder; and clonality changes before and after treatment are compared. Such comparison of clonality allows monitoring of changes associated with treatment of immune system disorders. The method can be used in humans and is useful in mouse models. Typical immune disorders that may be monitored include myelodysplasia, graft versus host disease, aplastic anemia, HIV, diabetes and infectious diseases. Immune changes can also be monitored which arise from parasite, virus or bacterial infections.

DEFINITIONS

T-cell receptor repertoire (TCR): T-lymphocytes respond to peptide fragments of protein antigens that are displayed by antigen presenting cells and MHC molecules. The receptor that recognizes these peptide-MHC complexes is the T-cell receptor (TCR). The TCR β-chain gene complex includes at least 57 variable (V) gene segments, which group into 24 TCR Vβ gene families. These TCR gene families are defined as a TCR repertoire.

Polyclonal repertoires refer to T-cells that express different TCRs, while monoclonal repertoires express the same TCR.

Clonally expanded repertoires: expanded repertoires are those that display clonal changes following antigen stimulation.

AAT is alpha-1-antitrypsin.

BRIEF DESCRIPTION OF THE DRAWINGS

FIG. 1 is a high resolution gel DNA ladder showing clonalities of cDNA for 22 TCR Vβ families in a subject

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prior to immunization (upper panel) compared with a high resolution gel DNA ladder showing clonalities of cDNA from the same subject post immunization (lower panel).

FIG. **2** shows clonalities of 22 TCR Vβ families in splenocytes from untreated NOD mice (upper panel) compared with untreated with the 22 TCR Vβ families in splenocytes from NOD mice after treatment with AAT (lower panel).

FIG. **3** compares gel based detection sequencing of DNA (lower panel) with conality determination using multiprimer method described herein (upper panel).

FIG. **4** shows T-cell immune responses in a subset of T-cells following vaccination with HAV vaccine Two representative Vβ families, Vβ14 and Vβ20, show the clonal dominants in the CD4CD45RA T-cell subset (indicated by arrows in the gel image panel) but not in the CD45RO T-cells.

FIG. **5** shows fluorescent labeled PCR products scanned using a DNA sequencer (upper panel). The lower panel shows a three-dimensional landscape obtained from scanned data analyzed by an analytical statistics software.

FIG. **6** is a comparison of clonalities from TCR Vβ repertoires in a human subject pre-and post-vaccination.

FIG. **7** shows a single DNA band prior to HEART therapy therapy (lanes 2, 5, and 8) in an HIV-infected patient while the restored repertoire displayed smear DNA fragments following HEART (lanes 3,4,6,7,9, and **10**).

FIG. **8** is a comparison of clonalities of TCR Vβ repertoire in mouse splenocytes pre- and post-injection of AAT.

DETAILED DESCRIPTION OF THE INVENTION

The present invention describes a procedure for determining clonality of T-cell receptor V beta gene families, and provides the results of the procedure for 22 V beta families in one human subject with vaccination. Clonalities of the TCR Vβ repertories in CDR3 regions of 22 Vβ families were determine by two step PCR amplifications. cDNA from separated CD4 T-cell subsets of the subject serve as primary PCR templates for the amplifications. Templates of the nested PCR are from the PCR products of the primary amplification.

Clonality of TCR Vβ repertories was determined by separating the nested PCR products on a high resolution gel. This can be followed in the same subject by determining clonality of 22V beta families with a DNA sequencer and commercially available analytical software. This can be used for detecting T-cell immune response following vaccination in a human subject; e.g., by separating T lymphocytes from blood sample before and after vaccination. Clonalites of 5 TCR Vβ repertoires were analyzed by method described in Example 1. Results showed that polyclonal repertoires in 5 Vβ families (Vβ4, Vβ11, Vβ18, Vβ20, and Vβ23) from the subject before immunization. Clonal expanded repertoires were displayed in the same Vβ families 2 months following vaccination. Results demonstrate vaccination can induce strong cellular immune responses.

The method may be of particular significance in following antiviral therapy in a HIV-infected patient. T lymphocytes were separated from blood from an HIV-infected subject at pre- and post-combination therapy (HEART). 3 TCR clonally expanded repertoires resulting from HIV infection were detected in three families, Vβ7, Vβ9, and Vβ14 using the disclosed method. Ten weeks following anti-viral therapy, the disrupted repertoires were normalized (post 1); the restored repertoires were persistent during the course of anti-viral therapy for 20 weeks (post2). Results support the use of monitoring TCR clonally expanded repertoires as a tracking tool in determining T-cell immune reconstitution following combination therapy in HIV protocols.

The method is useful for detecting T-cell immune response in NOD mouse model following injected AAT. Splenocytes were separated from spleen of NOD mice and clonalites of 5 TCR Vβ repertoires were analyzed in 5 Vβ families (Vβ2, Vβ3, Vβ8.2, Vβ9, Vβ11) from a mouse before injecting peptide. Four weeks after initiation of AAT injections to prevent the development of diabetes, the clonal expanded repertoires displayed in the same Vβ families. These results suggest a potential application of the method described in Example 2 in disease studies in animal models.

T-cell receptors (TCR) are key molecules involving cellular immune responses. TCR repertoires of T lymphocytes of a mammal will change following vaccination or therapeutic treatment. Detection and monitoring changes in TCR repertoires are of prime importance in analyzing cellular immune responses, especially in the context of diseases that have significant effects on the immune system. The disclosed method can rapidly and sensitively detect clonality of the TCR Vβ repertoires in human and mouse T-cells and quantitatively determine the extent of the clonal expansion of the TCR Vβ repertoires.

The disclosed technology is based in part on use of a set of primers that detects not only TCR Vβ clonality but also specifically and rapidly detects and quantitatively determines clonality in the CDR3 region of TCR Vβ families in human and mouse T subsets of CD4 and CD8 T-cell populations. These methods have broad application, including diagnosis, monitoring therapeutic treatment, and drug development. The methods can also be used in preclinical studies with accepted animal models such as mouse diabetic models NOD and EAE mice.

One hundred eighteen (118) uniquely designed primers have been prepared, including 22 Vβ primary primers, nested primers, Cβ primers, and 13Jβ primers for both human and mouse. All primers (SEQ ID NOs: 1-118) are highly specific and do not bind to overlapping regions. The novel primers bind to the antigen specific region, TCRCDR3, so that one obtains specific and sensitive TCR Vβ gene amplification.

The use of PCR with multiple specifically designed primers in the disclosed method is distinguished from standard methods by employing primers in each reaction well. This results in significant increases in specificity and sensitivity of clonality determinations when compared to standard methods.

T-cell clonality is a biological state where T-lymphocytes of an individual expand in response to an antigenic stimulus, or in a neoplastic state where T-cells proliferate autonomously. Thus, clonality conditions may arise in response to a bacterial infection, a viral infection, or parasitic infection. T lymphocytes may expand as an immune response to a vaccination, where an antigen is intentionally introduced. Clonal expansions may also be caused by neoplastic conditions (e.g., cancerous tumors where tumor-infiltrating lymphocytes proliferate), autoimmune disorders and in response to allograft rejection of transplanted cells.

A preferred embodiment includes kits for assaying for T-cell clonality, which can be used to monitor autoimmune, alloimmune, infectious and neoplastic conditions in humans and mice.

Kits designed for detection of human T-cell repertoires include 59 primers, including those having sequences rep-

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resented by SEQ ID NOs: 60-118, listed in Table 1. The kits may also include standard reagents for performing PCR and, optionally, analytical statistical software, such as software available from BioMed Immunotech, Inc. (Alachua, Fla.), which enables rapid and accurate quantitation of clonal profiles.

Kits for assaying T-cell clonality in murine samples are similar to those for humans, except that the primers included are designed specifically for mice and include primers having sequences represented by SEQ ID NOs: 1-59, listed in Table 1.

TABLE 1

Sequence ID Number	Sequences
SEQ ID NO: 1	CCA GAG CTC ATG TTT CTC TAC AAT C
SEQ ID NO: 2	GTT TTA TAC CTG AAT GCC CAG
SEQ ID NO: 3	CTC TTC CCG GTG CTG ATT ACC TGG C
SEQ ID NO: 4	GCT GCA AGT GGC CAA CAT G
SEQ ID NO: 5	CTT TCA GAA TCA AGA AGT TCT TCA GC
SEQ ID NO: 6	GTG TCC TTC AAA CTC ACC TTG
SEQ ID NO: 7	GTTTCTTCTCAGATCCTCTAAAACC
SEQ ID NO: 8	CAG ATC ACA GCT CTA AAG CC
SEQ ID NO: 9	GGC CTG GTA TCA ACA GAC TCA GGG GC
SEQ ID NO: 10	GTTTCTTCACCGATAGTCGGGTGC
SEQ ID NO: 11	CAG GAT TCA GGG AAA GGA TTG AGA CTG
SEQ ID NO: 12	CGT CTC GAG AGA AGA AGT CAT C
SEQ ID NO: 13	GCT GAT TTA TAT CTC ATA CGA TGT TG
SEQ ID NO: 14	GCA TTT CTC CCT GAT TCT G
SEQ ID NO: 15	GAT GGG TAC AAG GCC TCC AGA C
SEQ ID NO: 16	CTC TCT CAT TCT GGA GTT GGC
SEQ ID NO: 17	GCA CTC AGA AAG CAG ATA TCC CTG
SEQ ID NO: 18	CCA GAC CAA GCC AAG AGA AC
SEQ ID NO: 19	GCA TGG GCT GAG GCT GAT CCA TTA C
SEQ ID NO: 20	GTC CCT GAT GGG TAC AAG GC
SEQ ID NO: 21	GAT TTT GAA CAG GGA AGC TGA CAC
SEQ ID NO: 22	CTG CTC TCT CTA CAT TGG C
SEQ ID NO: 23	GAA GAT TAT GTT TAG CTA CAA TAA TAA G
SEQ ID NO: 24	GCT CAT TTG AAT CTT CGA ATC
SEQ ID NO: 25	TGC AGG GCC TGG AGT TCC TGA CTT AC
SEQ ID NO: 26	CTC AGC TCA GAT GCC GAA TC
SEQ ID NO: 27	CGC AGC AAG TCT CTT ATG GAA GAT GG
SEQ ID NO: 28	TCC ACT CTG AAG ATT CAA CC
SEQ ID NO: 29	TGG ACA TGA TAC CCT TTA CTG GTA TC
SEQ ID NO: 30	TCG ATT TTC TGC TGT GAG GC

10

TABLE 1-continued

Sequence ID Number	Sequences
SEQ ID NO: 31	AAA TCA AGC CCT AAC CTC TAC TGG TAC TG
SEQ ID NO: 32	ACG ACC AAT TCA TCC TAA GC
SEQ ID NO: 33	GTTTCTTTCTCAGARCCTCCAGGAC
SEQ ID NO: 34	CCC ATC AGT CAT CCC AAC TTA TC
SEQ ID NO: 35	TCA TGG AGA AGT CTA AAC TGT TTA AG
SEQ ID NO: 36	GTTTCTTCACAGTGAGCCGGGTGCC
SEQ ID NO: 37	CAC ACT GCC TTT TAC TGG TAT CAA CAG AAC
SEQ ID NO: 38	GTTTCTTATTACCAAAAGCCTGGTGC
SEQ ID NO: 39	ATG GCA ACT GCA AAT GAA GGC TCT G
SEQ ID NO: 40	CAT TCT CAA CGT TGA CAG TG 3
SEQ ID NO: 41	GTTTCTTGAGTCTGGTTCCTTTACC
SEQ ID NO: 42	CCA TAG AGA TCC AGT CCA GC
SEQ ID NO: 43	TGT ATC CCT GAA AAG GGG CAC ACT GC
SEQ ID NO: 44	GCC TGG GAA TCA GAA CGT GC
SEQ ID NO: 45	CAC CCA CCA GCT CAG CTC CAC GTG G
SEQ ID NO: 46	GTT TCT TCT GCT TTT GAT GGC TCA AAC
SEQ ID NO: 47	GTTTCTTCAGCTTTGAGCCTTCACC
SEQ ID NO: 48	GTT CCT CGA ACT CAC AGT GC
SEQ ID NO: 49	GTTTCTTCCTTCTCCAAAATAGAGC
SEQ ID NO: 50	AGC TTG GTA TCG TCA ATC GCC TCA AAA G
SEQ ID NO: 51	GTTTCTTGAGTCGAGTCCCTCTCC
SEQ ID NO: 52	CCA ACC CAC AGC ACT GGA G
SEQ ID NO: 53	GTTTCTTGACGGTGAGTCGTGTCC
SEQ ID NO: 54	CTT TCA GAA TGA AGA CAT CAT CGA C
SEQ ID NO: 55	GTTTCTTCAGTCTGGTTCCTGAGCC
SEQ ID NO: 56	CTC AGT CCA ACA GTT TGA TGA C
SEQ ID NO: 57	GTTTCTTGGAGCCGAGTGCCTGGCC
SEQ ID NO: 58	CCT CAA GTC GCT TCC AAC C
SEQ ID NO: 59	GTTTCTTAACCGTGAGCCTGGTGGC
SEQ ID NO: 60	GTGTACTGGTACCAACAGAGC
SEQ ID NO: 61	GAACCTCTGTGAAGATCGAGTG
SEQ ID NO: 62	GTGTCCAGGATATGGACCATG
SEQ ID NO: 63	GCCAAGTCACCATGATGTTCTG
SEQ ID NO: 64	CAGTATTATGAGAAAGAAGAG
SEQ ID NO: 65	CTGAACACAACCGCCTTTATTGG
SEQ ID NO: 66	CAAGACACCTGGTCATGGGAATG
SEQ ID NO: 67	CTGGTACAGACAGACCATGATGC

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TABLE 1-continued

Sequence ID Number	Sequences
SEQ ID NO: 68	GGTCACACAGATGGGAAACGAC
SEQ ID NO: 69	GGAATGTTCTCAAACCATGGGCC
SEQ ID NO: 70	CATGGGCTGAGGCTAATCCATTAC
SEQ ID NO: 71	GCCCAGGATATGAACCATAACTAC
SEQ ID NO: 72	GTCCTGGTATCGACAAGACCCAG
SEQ ID NO: 73	GGAGAGATCTCTGATGGATACAG
SEQ ID NO: 74	CAGGATGAGTCCGGTATGCCCAAC
SEQ ID NO: 75	CAGGGCAAGGGCTGAGATTGATC
SEQ ID NO: 76	GTTTACTGGTATCGGCAGCTCCCAG
SEQ ID NO: 77	GGTATTGGCCAGATCAGCTCTG
SEQ ID NO: 78	GGTGCAATCCTATTTCTGGCCAC
SEQ ID NO: 79	GACAGGAAGTGATCTTGCGCTGTG
SEQ ID NO: 80	CATCCCTGATCGATTCTCAGCTC
SEQ ID NO: 81	GTTTCTTTGAGCCGTGTCCCTGGCC
SEQ ID NO: 82	CTCCGAGAGCCCGTAGAACTGGACTTG
SEQ ID NO: 83	TTCCCTGACTGCACTCTG
SEQ ID NO: 84	GTTTCTTCACTGAGAGCCGGGTCCC
SEQ ID NO: 85	CCCTGATTCTGGAGTCCGCC
SEQ ID NO: 86	GCCCAAACCTAACATTCTC
SEQ ID NO: 87	GTTTCTTCACCAGGAGCCGCGTGCC
SEQ ID NO: 88	GGATCTTTCTCCACCTTG
SEQ ID NO: 89	CTCACTTATGCCTTCACC
SEQ ID NO: 90	GCATCATTCTCCACTCTG
SEQ ID NO: 91	GTTTCTTGAGCTGGGTTCCACTGCC
SEQ ID NO: 92	GACGGAGCATTTTCCCCTG
SEQ ID NO: 93	GTTTCTTGAGCCAACTTCCCTCTCC
SEQ ID NO: 94	CCAGATCAACCACAGAGG
SEQ ID NO: 95	CAACCAGACCTCTCTGTAC
SEQ ID NO: 96	GTTTCTTGAGTCGAGTCCCAT
SEQ ID NO: 97	GAGGGACGTATTCTACTC
SEQ ID NO: 98	GTTTCTTAACCTGGTCCCCGAACC
SEQ ID NO: 99	GTTTCTTGAGCCTGGTGCCCGGCC
SEQ ID NO: 100	GCTCCTTCTCAGTGACTC
SEQ ID NO: 101	GTTTCTTGAGTCTGGTGCCTTGTCC
SEQ ID NO: 102	CAGTTGAAAGGCCTGATGG
SEQ ID NO: 103	CAGTGACTATCATTCTGAAC
SEQ ID NO: 104	GCCGAACACTTCTTTCTGC
SEQ ID NO: 105	GTTTCTTAAACACAGCGACCTCGGGTG
SEQ ID NO: 106	GAAAGGAGTAGACTCCACTC
SEQ ID NO: 107	GGAATCCTTTCCTCTCACTG
SEQ ID NO: 108	GGAGTCGCTACCAGCTCCC
SEQ ID NO: 109	CAGTTCCAAATCGCTTCTC
SEQ ID NO: 110	CAGGCTAAATTCTCCCTG
SEQ ID NO: 111	GTTTCTTGAGCCTGGTCCCGTTCCC
SEQ ID NO: 112	GAAAGCCAGTGACCCTGAGTTG
SEQ ID NO: 113	AGTGCCCATCCTGAAGAC
SEQ ID NO: 114	GTTTCTTCAGCCTAGAGCCTTCTCC
SEQ ID NO: 115	GTTTCTTACTGTCAGCCGGGTTGCC
SEQ ID NO: 116	GTGAACGCCTTGTTGCTGG
SEQ ID NO: 117	GTGCGAGGAGATTCGGCAG
SEQ ID NO: 118	GTTTCTTCACGGTCAGCCTGCTGCC

EXAMPLES

The following examples are provided as illustrations of the invention and are in no way to be considered limiting.

Materials and Methods

H Plate I precoated with primers having sequences SEQ ID NOs: 60,61,62,63,64,65,66,67,68,69,70,71,72,73,74,75, 76,77,78,79,80,82, and 83-118 (available from BioMed Immunotech, Inc., Alachua, Fla.)

HC Plate II precoated with SEQ ID NOs 81,84,85,86, 87,88,89,90,91,92,93,94,95,96,97,98,99,100,101,102,103, 104,105,106,107,108,109,110,111,112,113,114,115,116,117, and 118 (available from BioMed Immunotech, Inc., Alachua, Fla.)

HQ Plate II precoated with SEQ ID NOs 81,84,85,86, 87,88,89,90,91,92,93,94,95,96,97,98,99,100,101,102,103, 104,105,106,107,108,109,110,111,112,113,114,115,116,117, and 118 and 6 FAM (available from BioMed ImmunoTech, Alachua, Fla.)

M Plate I precoated with primers having SEQ ID NOs: 1,2,3,4,5,6,7,8,9,10,11,12,13,14,15,16,17,18,19,20,21,22, and 23 primers having sequences SEQ ID NOs. 1-59 (available from BioMed Immunotech, Inc., Alachua, Fla.)

MQ Plate II precoated with primers having SEQ ID Nos: 24,25,26,27,28,29,30,31,32,33,34,35,36,37,38,39,40, 41,42,43,44,45,46,47,48,49,50,51,52,53,54,55,56,57,58, and 59 (available from BioMed Immunotech, Inc., Alachua, Fla.)

MQ Plate II precoated with primers having SEQ ID Nos. 24,25,26,27,28,29,30,31,32,33,34,35,36,37,38,39,40,41,42, 43,44,45,46,47,48,49,50,51,52,53,54,55,56,57,58, and 59 and 6 FAM (available from BioMed ImmunoTech, Alachua, Fla.)

Example 1

TCR Vβ gene Clonality Determination in Vaccinated Subjects

This example illustrates a new clonality determination procedure for 22 Vβ families in a vaccinated human subject.

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Clonalities of the TCR V β repertories in CDR3 regions of 22 Vβ families were determined by two step PCR amplifications. cDNA from separated CD4 T-cell subsets served as primary PCR templates for the amplifications. The PCR products of the primary amplification served as templates for the nested PCR. Clonality of the TCR Vβ repertories was determined by separating the nested PCR products on high resolution gel. This example illustrates detection of clonalites of 22 TCR Vβ families in purified CD4 T-cells from a human subject prior to and following vaccination with HAV vaccine.

Separated cDNA from a pre-immunized human was amplified in 22 Vβ families and PCR products (98-196 bp) were separated using a high resolution agarose gel (FIG. **1**). A DNA ladder (M) is shown in the first lane of FIG. **1**. 22 Vβ families showed a polyclonal smear bands (upper panel), while a monoclonal repertoire a from JurkaT-cell line used as a positive control displayed a clonally expressed single clear band from the Vβ8 gene family, indicated with a star *.

Post immunization, the cDNA was amplified in 22 Vβ families using the multiprimer method of amplification for clonality detection in the same subject. A 10 bp DNA ladder (M) is shown in the first lane of FIG. **1**. Arrows (lower panel) indicate that the vaccination resulted in a selected T-cell immune response in 22 Vβ families. Vβ3, 4, 14, 20, and 23 displayed monoclonal expansion and Vβ36, 8, 9, 17, and 21 demonstrated oligoclonal expansion.

Example 2

Clonality of Vβ gene families in Treated and Untreated Mice

T-cell clonality detection in splenocytes from NOD mice was determined as in Example 1. In the untreated mouse, cDNA was amplified in 22 Vβ families and PCR products (105-189 bp) were separated using a high resolution agarose gel (FIG. **2**, upper panel). A DNA ladder (M) is shown in the first lane. 22 Vβ families showed polyclonal smear bands, while a monoclonal repertoire from a mouse T-cell line used as a positive control clonally expressed Vβ1 gene family displayed a single clear band, as indicated with a star *. In a mouse treated with AAT, cDNA was amplified in 22 Vβ families and PCR products (105-189 bp) were separated using high resolution agarose gel (FIG. **2**, lower panel). A DNA ladder (M) is shown in the first lane. Arrows indicate that the AAT treatment results in a selected T-cell immune response in the 22 Vβ families. Vβ4, 9 and 18 show a monoclonal repertoire and Vβ6 and 15 indicate an oligoclonal repertoire.

Example 3

Comparison of Gene Sequencing and Gel-Based Detection

A GeneScan assay with an ABI 377 DNA sequencer was compared in the same samples with gel-based detection on the same samples. The results were virtually identical between the gel-based method (FIG. **3**, upper panel) and the DNA sequencer-based assay (FIG. **3**, lower panel). A single band TCR V β repertoire (upper panel) corresponded to a single peak in the lower panel (see Vβ3, 4, 14, 20, 23, and positive control). The simple DNA fragment set corresponded to the detected peak profile (see Vβ6, 8, 9, 17, 21). The multiple peaks (Gaussian distributions) corresponded to the smear DNA fragments (see Vβ2, 5, 7, 11, 12, 13, 15, 16, 18, 22, and 24).

Example 4

Clonality after HAV Vaccination

A T-cell immune response in a subset of T-cells following vaccination with HAV vaccine (a neo-antigen) in a human subject was determined. Two representative Vβ families, Vβ14 and Vβ20, show clonal dominants in the CD4CD45RA T-cell subset (FIG. **4**, indicated by arrows in the gel image panel) but not in the CD45RO T-cells following vaccination. The polyclonal CDR3 sequences form a smear in agarose gel, but the monoclonal sequence presents as a single clear band (see Vβ20) in the gel image.

Example 5

Quantitative Analysis of Clonal Expansion Products

Fluorescently labeled PCR products were scanned using a DNA sequencer. Results are shown in FIG. **5** (upper panel). The scanned data were then collected and analyzed using quantitative analytical statistics software (available from BioMed Immunotech, Inc., Alachua, Fla.), providing a three-dimensional landscape (FIG. **5**, lower panel). The extent of the expanded clonotypes and CDR3 size in TCR Vβ repertoires is seen in FIG. **5**, (upper panel). The x-axis displays the 22 Vβ families while the Y-axis corresponds to CDR3 lengths from 6 to 15 amino acids. The Z-axis is the distance (D %) value measuring the extent of clonal expansion.

Example 6

Comparison of Pre and Post vaccination Clonalities

This example compares clonalities in TCR Vβ repertoires between pre- and post-vaccination from a human subject. T-lymphocytes were separated from blood of a male subject before and after vaccination. Clonalities of 5 TCR Vβ repertoires were analyzed by the method described in previous examples. Results showed polyclonal repertoires in 5 Vβ families (Vβ4, Vβ11, Vβ18, Vβ20, and Vβ23) from the subject before immunization (FIG. **6**). A strong cellular immune response 2 months after vaccination was indicated in the clonal expanded repertoires displayed in the same Vβ families (FIG. **6**).

Example 7

TCR Vβ repertoire Changes During HAARTTreatment

A longitudinal evaluation of clonality was performed in an HIV-infected patient receiving HEART. Successful therapy in the subject population resulted in a decline in virus load to undetectable levels (<50 copies/ml.) and importantly, the polyclonal repertoire in CD4 T-cells was reestablished within 8 weeks of the initial treatment. Clonal repertoires of Vβ7, 9 and 14 (FIG. **7**) showed single DNA band in the patient before HEART therapy (FIG. **7**, lanes 2, 5, and 8) while the restored repertoire displayed smear DNA fragments following HEART (lanes 3,4,6,7,9, and 10).

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Example 8

TCR Vβ repertoires in Mice Before and After Injection of AAT

Comparison of clonalities of TCR Vβ repertoire in mouse splenocytes between pre- and post-injecting AAT. Splenocytes were separated from the spleen of NOD mice. Clonalities of 5 TCR Vβ repertoires were analyzed. Polyclonal repertoires were observed in 5 Vβ families (Vβ2, Vβ3, Vβ8.2, Vβ9, and Vβ11) before injection of AAT. Four weeks after initiation of AAT to prevent the development of diabetes, the clonal expanded repertoires were displayed in the same Vβ families (see FIG. **8**).

Example 9

Procedures for Detecting and Quantitation of Clonality

Clonality of an expanded T-cell population in the CEDR3 region of 22 Vβ gene families can be detected using two-step PCR amplifications and subsequent detection by ultraviolet light after gel separation.

A first strand cDNA is synthesized by using either total RNA (oligodT primer is preferred) or mRNA using a random primer from human T-lymphocytes to serve as templates for primary PCR amplifications. Templates of the nested PCR are obtained from the PCR products of the primary amplification. Clonality of the TCR Vβ repertoires can be detected by separating the nested PCR products on high resolution agarose gel and directly observed under untraviolet light.

A typical procedure is outlined below:

Synthesize cDNA from T lymphocytes

Perform primary PCR amplification using H plate I pre-coated with primary primers for amplification of 22 Vβ families.

Perform nested PCR amplification using HC plate II pre-coated with nested primers for amplification of 22 Vβ families

Test for presence of PCR products

Determine clonality by separating PCR products on high resolution agarose gel

Primary PCR Amplification Conditions:

Initial denaturation at 95° C. for 3 min, then

95° C. for 1 min

55° C. for 1 min

72° C. for 1 min

35 cycles

72° C. for 10 min

Nested PCR Amplification Conditions:

Initial denaturation at 95° C. for 3 min, then

95° C. for 30 s

50° C. for 30 s

72° C. for 30 s

25 cycles

72° C. for 10 min

Detecting Clonality

Prepare a 4% high resolution agarose gel:

HR agarose powder is mixed with 1× TAE buffer to the desired concentration and then heated in a microwave until completely melted. Ethidium bromide (final concentration 0.5 μg/ml) is added to the gel. After cooling the solution to about 60° C., it is poured into a 12-14 cm in length tray containing a sample comb with 24 teeth and allowed to solidify at room temperature.

Load the nested PCR products and DNA marker into the gel:

10 μl of a 10 bp DNA marker (provided by kit) are loaded into the first well. 10 μl of the nested PCR products from each sample (each Vβ family) tube is mixed with 1.5 μl of 6× loading buffer (provided by kit) and loaded into the sample wells.

Separate DNA Fragment by Electrophoresis:

The PCR products can completely be separated by electrophoresis in 1× TAE buffer at 100 V for 1.5 to 2 hours (DNA fragment size of the PCR products of 22 Vβ gene families should be between 100 to 200 bp)

Detect clonality of 22 TCR Vβ repertoire.

Clonality of the TCR repertoire can be readily seen under UV light. Usually, there are three types of repertoires that can be seen in expanded T-cell populations. A monoclonal repertoire is observed as a single clear band. An oligoclonal repertoire appears as coupled clear bands and a Polyclonal repertoire as a smear.

Example 10

Detection and Quantitation of TCR Clonality in a Human Sample

Quantitative determination of clonality of expanded T-cell population in the CDR3 region of 22 TCR Vβ gene families can be performed by two step PCR amplifications, spectratyping, and quantitation with statistical analytical software. First strand cDNA is synthesized using either total RNA; e.g., with oligodT primer, or mRNA using a random primer from human T-lymphocytes to serve as templates for primary PCR amplifications. Templates of nested PCR are from the PCR products of the primary amplification. The amplified nested PCR fluorescently labeled products can be analyzed on a DNA sequencer (spectratyping) with GeneScan and Genotyper software after primary amplification. The extent of the clonal expansion can be quantitatively calculated by using the collected data from the spectratyping and statistical quantitative software (BioMed Immunotech, Inc., Alachua, Fla.)

Procedure:

Synthesize cDNA from T lymphocytes

Perform primary PCR amplification using H plate I (available from BioMed Immunotech, Inc.,

Alachua, Fla.) with pre-coated primary primers for amplifications of 22 Vβ families

Nested PCR amplification using HQ plate II (available from BioMed Immunotech, Inc.,

Alachua, Fla.) with pre-coated nested primers for amplifications of 22 Vβ families. 22 Vβ primers labeled with 6-FAM (florescence dye).

Test for presence of PCR products.

Spectratype using DNA sequencer with (e.g., GeneScan and Genotyper software)

Quantitative determination of clonality (software available from BioMed Immunotech, Inc.,

Alachua, Fla.)

Nested PCR Amplification Conditions:

Initial denaturation at 95° C. for 3 min, then

95° C. for 30 s

55° C. for 30 s

72° C. for 30 s

25 cycles

72° C. for 10 min

Spectratyping

Samples for analysis on the DNA sequencer are prepared by adding 2 μl of (1:10) PCR product to 2 μl of loading buffer containing a 5/1/2 mix of formamide, Dextran Blue, and the internal size standard (red, ROX 400). The products are separated by electrophoresis on a 5.5% sequencing gel within a DNA sequencer and analyzed using software such as Genescan and Genotype.

US 7,375,211 B2

17

18

Quantitative Determination of Clonality of Expanded T-Cell Clones

Quantitative determination of clonality of expanded T-cell population of 22 Vβ families can be performed by using analytical statistical quantitative software (BioMed Immunotech, Inc., Alachua, Fla.). There are two panels (control and testing panel) in the software. The Control panel is used to establish a standard distribution for each length of each Vβ family. An average distribution of each CDR3 length within the determined T-cell population is preferably from more than ten control subjects, which is used to perform PCR amplification and spectratyping under the same conditions as the tested samples. The extent of the clonal expansion is defined as a D (distance from mean value). D>3 SD (standard deviation) in each length of each family indicates significant changes.

Example 11

TCR Clonality Detection in Mouse Sample

Clonality of expanded T-cell population in CDR3 region of 22 Vβ gene families can be detected by two step PCR amplifications and directly viewed under UV light. First strand cDNA can be synthesized by using either total RNA (e.g., oligodT primer) or mRNA (random primer is preferred) from mouse T lymphocytes to serve as templates for primary PCR amplifications. Templates of the nested PCR are from the PCR products of the primary amplification. Clonality of the TCR Vβ repertoires can be detected by separating the nested PCR products on high resolution agarose gel and directly observed on UV light.

Procedure:

Synthesize cDNA from T lymphocytes

Primary PCR amplification using M plate I (available from BioMed Immunotech, Inc.,

Alachua, Fla.) with pre-coated primary primers for amplifications of 22 Vβ families

Nested PCR amplification using MC plate II (available from BioMed Immunotech,

Inc., Alachua, Fla.) with pre-coated nested primers for amplifications of 22 Vβ families

Test for PCR products

Determine Clonality (by Separating PCR Products on High Resolution Agarose Gel)

Primary PCR Amplifilcation Conditions:

Initial denaturation at 95° C. for 3 min, then

95° C. for 1 min

55° C. for 1 min

72° C. for 1 min

35 cycles

72° C. for 10 min

Nested PCR Amplification Conditions:

Initial denaturation at 95° C. for 3 min, then 95° C. for 30 s

50° C. for 30 s

72° C. for 30 s

25 cycles

72° C. for 10 min

Detecting Clonality:

1. Prepare 4% high resolution agarose gel: HR agarose powder is mixed with 1× TAE buffer to the desired concentration and then heated in a microwave until completely melted. Ethidium bromide (final concentration 0.5 μg/ml) is added to the gel. After cooling the solution to about 60° C., it is poured into a 12-14 cm in length tray containing a sample comb with 24 teeth and allowed to solidify at room temperature

2. Load the nested PCR products and DNA marker into the gel: 10 μl of 10 bp DNA marker are loaded into the first well. 10 μl of the nested PCR products from each sample (each Vβ family) tube are mixed with 1.5 μl of 6× loading buffer and loaded into the sample wells.

3. Separate DNA fragment by electrophoresis. The PCR products can be completely separated by electrophoresis in 1× TAE buffer at 100 V for 1.5 to 2 hours. DNA fragment size of the PCR products of 22 Vβ gene families should be between 100 to 200 bp.

4. Detecting clonality of 22 TCR Vβ repertoire

Clonality of the TCR repertoire can be readily seen under UV light. Usually, there are three types of repertoires seen in expanded T-cell populations.

Monclonal repertoire—a single clear band

Oligoclonal repertoire—couple clear bands

Polyclonal repertoire—smear

Example 12

TCR Quantitative Clonality Detection with Mouse Sample

The quantitative determination of clonality of expanded T-cell population in CDR3 region of 22 TCR Vβ gene families can be performed by two step PCR amplifications, spectratyping, and quantitation with statistical analytical software (BioMed Immunotech, Inc., Alachua, Fla.). First strand cDNA can be synthesized by using either total RNA (oligodT primer) or mRNA using a random primer from mouse T lymphocytes to serve as templates for primary PCR amplifications. Templates of nested PCR are obtained from the PCR products of the primary amplification. The amplified nested fluorescently labeled PCR products can be analyzed on DNA sequencer (spectratyping) with GeneScan and Genotyper software for primary amplification. The extent of the clonal expansion can be quantitatively calculated by using the collected data from the spectratyping and statistical quantitative software (BioMed Immunotech, Inc., Alachua, Fla.).

Procedure:

Synthesize cDNA from T lymphocytes

Primary PCR amplification using M plate I (available from BioMed Immunotech, Inc., Alachua, Fla.)

Nested PCR amplification using MQ plate II (available from BioMed Immunotech, Inc., Alachua, Fla.)

Test for presence of PCR products

Spectratype using DNA sequencer with GeneScan and Genotyper software (A&B Applied Biosystems, CA)

Quantitative determination of clonality using statistical quantitative software.

Amplify 22 Vβ families with M plate I (available from BioMed Immunotech, Inc., Alachua, Fla.) with pre-coated primary primers.

Amplify 22 Vβ families with pre-coated MQ plate II (available from BioMed Immunotech, Inc., Alachua, Fla.) nested primers labeled with 6-FAM (florescence dye).

Initial denaturation at 95° C. for 3 min, then 95° C. for 1 min

55° C. for 1 min

72° C. for 1 min

35 cycles

72° C. for 10 min

Nested PCR amplification conditions:

Initial denaturation at 95° C. for 3 min, then

95° C. for 30 s

72° C. for 10 min

55° C. for 30 s

72° C. for 30 s

25 cycles

Spectratyping

Samples for analysis on the DNA sequencer are prepared by adding 2 μl of (1:10) PCR product to 2 μl of loading

US 7,375,211 B2

19

20

buffer containing a 5/1/2 mix of formamide, dextran blue, and the internal size standard (red, ROX 400). The products are separated by electrophoresis on a 5.5% sequencing gel within a DNA sequencer and analyzed using Genescan and Genotyper software.

Example 13

Statistical Analytical Quantitation of Clonality of Expanded T-cell Clones

Quantitative determination of clonality of expanded T-cell population of 22 Vβ families can be performed by using statistical quantitative software (BioMed Immunotech, Inc., Alachua, Fla.). There are two panels (control and testing panel) in the software. The Control panel is used to establish a standard distribution for each length of each Vβ family. An average distribution of each CDR3 length within the determined T-cell population is from more than ten control subjects, which will be used to perform PCR amplification and spectratyping under the same condition as the tested samples. The extent of the clonal expansion is defined as a D (distance from mean value). D>3 SD (standard deviation) in each length of each family indicate that there are significant changes.

Example 14

Detection Kits

The following tables illustrate several types of clonality detection kits. These exemplary kits are available from BioMed Immunotech, Inc., Inc. (Alachua, Fla.).

TABLE 2

Human Clonality Detection Kit: Name
H Plate I
HC Plate II
Reaction buffer I
Reaction buffer II
HR agarose
6x DNA loading dye
Molecular grade water
10 bp DNA Marker
User manual

TABLE 3

Human Clonality Quantitation Kit: Name
H Plate I
HQ Plate II
Reaction buffer I
Reaction buffer II
Molecular grade water
Quantitative software
User manual

TABLE 4

Mouse Clonality Detection Kit: Name
M Plate I
MC Plate II
Reaction buffer I
Reaction buffer II
HR agarose
6x DNA loading dye
Molecular grade water
10 bp DNA Marker
User manual

TABLE 5

Human Clonality Quantitation Kit: Name
M Plate I
MQ Plate II
Reaction buffer I
Reaction buffer II
Molecular grade water
Quantitative software
User manual

SEQUENCE LISTING

```
<160> NUMBER OF SEQ ID NOS: 118

<210> SEQ ID NO 1
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 1

ccagagctca tgtttctcta caatc                                    25

<210> SEQ ID NO 2
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Mus sp.
```

US 7,375,211 B2
21 22

-continued

<400> SEQUENCE: 2

gttttatacc tgaatgccca g 21

<210> SEQ ID NO 3
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 3

ctcttcccgg tgctgattac ctggc 25

<210> SEQ ID NO 4
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 4

gctgcaagtg gccaacatg 19

<210> SEQ ID NO 5
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 5

ctttcagaat caagaagttc ttcagc 26

<210> SEQ ID NO 6
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 6

gtgtccttca aactcacctt g 21

<210> SEQ ID NO 7
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 7

gtttcttctc agatcctcta aaacc 25

<210> SEQ ID NO 8
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 8

cagatcacag ctctaaagcc 20

<210> SEQ ID NO 9
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 9

ggcctggtat caacagactc aggggc 26

<210> SEQ ID NO 10
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2

23 24

-continued

<400> SEQUENCE: 10

gtttcttcac cgatagtcgg gtgc 24

<210> SEQ ID NO 11
<211> LENGTH: 27
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 11

caggattcag ggaaaggatt gagactg 27

<210> SEQ ID NO 12
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 12

cgtctcgaga gaagaagtca tc 22

<210> SEQ ID NO 13
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 13

gctgatttat atctcatacg atgttg 26

<210> SEQ ID NO 14
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 14

gcatttctcc ctgattctg 19

<210> SEQ ID NO 15
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 15

gatgggtaca aggcctccag ac 22

<210> SEQ ID NO 16
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 16

ctctctcatt ctggagttgg c 21

<210> SEQ ID NO 17
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 17

gcactcagaa agcagatatc cctg 24

<210> SEQ ID NO 18
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2
25 26

-continued

<400> SEQUENCE: 18

ccagaccaag ccaagagaac 20

<210> SEQ ID NO 19
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 19

gcatgggctg aggctgatcc attac 25

<210> SEQ ID NO 20
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 20

gtccctgatg ggtacaaggc 20

<210> SEQ ID NO 21
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 21

gattttgaac agggaagctg acac 24

<210> SEQ ID NO 22
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 22

ctgctctctc tacattggc 19

<210> SEQ ID NO 23
<211> LENGTH: 28
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 23

gaagattatg tttagctaca ataataag 28

<210> SEQ ID NO 24
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 24

gctcatttga atcttcgaat c 21

<210> SEQ ID NO 25
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 25

tgcagggcct ggagttcctg acttac 26

<210> SEQ ID NO 26
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2

27 28

-continued

<400> SEQUENCE: 26

ctcagctcag atgcccaatc 20

<210> SEQ ID NO 27
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 27

cgcagcaagt ctcttatgga agatgg 26

<210> SEQ ID NO 28
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 28

tccactctga agattcaacc 20

<210> SEQ ID NO 29
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 29

tggacatgat accctttact ggtatc 26

<210> SEQ ID NO 30
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 30

tcgattttct gctgtgaggc 20

<210> SEQ ID NO 31
<211> LENGTH: 29
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 31

aaatcaagcc ctaacctcta ctggtactg 29

<210> SEQ ID NO 32
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 32

acgaccaatt catcctaagc 20

<210> SEQ ID NO 33
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 33

gtttctttct cagarcctcc aggac 25

<210> SEQ ID NO 34
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2
29 30

-continued

<400> SEQUENCE: 34

cccatcagtc atcccaactt atc 23

<210> SEQ ID NO 35
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 35

tcatggagaa gtctaaactg tttaag 26

<210> SEQ ID NO 36
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 36

gtttcttcac agtgagccgg gtgcc 25

<210> SEQ ID NO 37
<211> LENGTH: 30
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 37

cacactgcct tttactggta tcaacagaac 30

<210> SEQ ID NO 38
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 38

gtttcttatt accaaaagcc tggtgc 26

<210> SEQ ID NO 39
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 39

atggcaactg caaatgaagg ctctg 25

<210> SEQ ID NO 40
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 40

cattctcaac gttgacagtg 20

<210> SEQ ID NO 41
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 41

gtttcttgag tctggttcct ttacc 25

<210> SEQ ID NO 42
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2
31 32

-continued

<400> SEQUENCE: 42

ccatagagat ccagtccagc 20

<210> SEQ ID NO 43
<211> LENGTH: 26
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 43

tgtatccctg aaaaggggca cactgc 26

<210> SEQ ID NO 44
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 44

gcctgggaat cagaacgtgc 20

<210> SEQ ID NO 45
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 45

cacccaccag ctcagctcca cgtgg 25

<210> SEQ ID NO 46
<211> LENGTH: 27
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 46

gtttcttctg cttttgatgg ctcaaac 27

<210> SEQ ID NO 47
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 47

gtttcttcag ctttgagcct tcacc 25

<210> SEQ ID NO 48
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 48

gttcctcgaa ctcacagtgc 20

<210> SEQ ID NO 49
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 49

gtttcttcct tctccaaaat agagc 25

<210> SEQ ID NO 50
<211> LENGTH: 28
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2
33 34

-continued

<400> SEQUENCE: 50

agcttggtat cgtcaatcgc ctcaaaag 28

<210> SEQ ID NO 51
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 51

gtttcttgag tcgagtcccc tctcc 25

<210> SEQ ID NO 52
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 52

ccaacccaca gcactggag 19

<210> SEQ ID NO 53
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 53

gtttcttgac ggtgagtcgt gtcc 24

<210> SEQ ID NO 54
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 54

ctttcagaat gaagacatca tcgac 25

<210> SEQ ID NO 55
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 55

gtttcttcag tctggttcct gagcc 25

<210> SEQ ID NO 56
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 56

ctcagtccaa cagtttgatg ac 22

<210> SEQ ID NO 57
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 57

gtttcttgga gccgagtgcc tggcc 25

<210> SEQ ID NO 58
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

US 7,375,211 B2

35 36

-continued

<400> SEQUENCE: 58

cctcaagtcg cttccaacc 19

<210> SEQ ID NO 59
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Mus sp.

<400> SEQUENCE: 59

gtttcttaac cgtgagcctg gtggc 25

<210> SEQ ID NO 60
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 60

gtgtactggt accaacagag c 21

<210> SEQ ID NO 61
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 61

gaacctctgt gaagatcgag tg 22

<210> SEQ ID NO 62
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 62

gtgtccagga tatggaccat g 21

<210> SEQ ID NO 63
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 63

gccaagtcac catgatgttc tg 22

<210> SEQ ID NO 64
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 64

cagtattatg agaaagaaga g 21

<210> SEQ ID NO 65
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 65

ctgaacacaa ccgcctttat tgg 23

<210> SEQ ID NO 66
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2
37 38

-continued

<400> SEQUENCE: 66

caagacacct ggtcatggga atg 23

<210> SEQ ID NO 67
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 67

ctggtacaga cagaccatga tgc 23

<210> SEQ ID NO 68
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 68

ggtcacacag atgggaaacg ac 22

<210> SEQ ID NO 69
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 69

ggaatgttct caaaccatgg gcc 23

<210> SEQ ID NO 70
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 70

catgggctga ggctaatcca ttac 24

<210> SEQ ID NO 71
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 71

gcccaggata tgaaccataa ctac 24

<210> SEQ ID NO 72
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 72

gtcctggtat cgacaagacc cag 23

<210> SEQ ID NO 73
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 73

ggagagatct ctgatggata cag 23

<210> SEQ ID NO 74
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2

39 40

-continued

<400> SEQUENCE: 74

caggatgagt ccggtatgcc caac 24

<210> SEQ ID NO 75
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 75

cagggcaagg gctgagattg atc 23

<210> SEQ ID NO 76
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 76

gtttactggt atcggcagct cccag 25

<210> SEQ ID NO 77
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 77

ggtattggcc agatcagctc tg 22

<210> SEQ ID NO 78
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 78

ggtgcaatcc tatttctggc cac 23

<210> SEQ ID NO 79
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 79

gacaggaagt gatcttgcgc tgtg 24

<210> SEQ ID NO 80
<211> LENGTH: 23
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 80

catccctgat cgattctcag ctc 23

<210> SEQ ID NO 81
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 81

gtttctttga gccgtgtccc tggcc 25

<210> SEQ ID NO 82
<211> LENGTH: 27
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2

41 42

-continued

<400> SEQUENCE: 82

ctccgagagc ccgtagaact ggacttg 27

<210> SEQ ID NO 83
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 83

ttccctgact tgcactctg 19

<210> SEQ ID NO 84
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 84

gtttcttcac tgagagccgg gtccc 25

<210> SEQ ID NO 85
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 85

ccctgattct ggagtccgcc 20

<210> SEQ ID NO 86
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 86

gcccaaacct aacattctc 19

<210> SEQ ID NO 87
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 87

gtttcttcac caggagccgc gtgcc 25

<210> SEQ ID NO 88
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 88

ggatctttct ccaccttg 18

<210> SEQ ID NO 89
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 89

ctcacttatg ccttcacc 18

<210> SEQ ID NO 90
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2
43 44
-continued

<400> SEQUENCE: 90

gcatcattct ccactctg 18

<210> SEQ ID NO 91
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 91

gtttcttgag ctgggttcca ctgcc 25

<210> SEQ ID NO 92
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 92

gacggagcat tttcccctg 19

<210> SEQ ID NO 93
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 93

gtttcttgag ccaacttccc tctcc 25

<210> SEQ ID NO 94
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 94

ccagatcaac cacagagg 18

<210> SEQ ID NO 95
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 95

caaccagacc tctctgtac 19

<210> SEQ ID NO 96
<211> LENGTH: 21
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 96

gtttcttgag tcgagtccca t 21

<210> SEQ ID NO 97
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 97

gagggacgta ttctactc 18

<210> SEQ ID NO 98
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2
45 46

-continued

<400> SEQUENCE: 98

gtttcttaac ctggtccccg aacc 24

<210> SEQ ID NO 99
<211> LENGTH: 24
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 99

gtttcttgag cctggtgccc ggcc 24

<210> SEQ ID NO 100
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 100

gctccttctc agtgactc 18

<210> SEQ ID NO 101
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 101

gtttcttgag tctggtgcct tgtcc 25

<210> SEQ ID NO 102
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 102

cagttgaaag gcctgatgg 19

<210> SEQ ID NO 103
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 103

cagtgactat cattctgaac 20

<210> SEQ ID NO 104
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 104

gccgaacact tctttctgc 19

<210> SEQ ID NO 105
<211> LENGTH: 27
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 105

gtttcttaaa cacagcgacc tcgggtg 27

<210> SEQ ID NO 106
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2
47 48

-continued

<400> SEQUENCE: 106

gaaaggagta gactccactc 20

<210> SEQ ID NO 107
<211> LENGTH: 20
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 107

ggaatccttt cctctcactg 20

<210> SEQ ID NO 108
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 108

ggagtcgcta ccagctccc 19

<210> SEQ ID NO 109
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 109

cagttccaaa tcgcttctc 19

<210> SEQ ID NO 110
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 110

caggctaaat tctccctg 18

<210> SEQ ID NO 111
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 111

gtttcttgag cctggtcccg ttccc 25

<210> SEQ ID NO 112
<211> LENGTH: 22
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 112

gaaagccagt gaccctgagt tg 22

<210> SEQ ID NO 113
<211> LENGTH: 18
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 113

agtgcccatc ctgaagac 18

<210> SEQ ID NO 114
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

US 7,375,211 B2
49 50

-continued

```
<400> SEQUENCE: 114

gtttcttcag cctagagcct tctcc                                    25

<210> SEQ ID NO 115
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 115

gtttcttact gtcagccggg ttgcc                                    25

<210> SEQ ID NO 116
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 116

gtgaacgcct tgttgctgg                                           19

<210> SEQ ID NO 117
<211> LENGTH: 19
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 117

gtgcgaggag attcggcag                                           19

<210> SEQ ID NO 118
<211> LENGTH: 25
<212> TYPE: DNA
<213> ORGANISM: Homo sapiens

<400> SEQUENCE: 118

gtttcttcac ggtcagcctg ctgcc                                    25
```

What is claimed is:

1. A kit for detecting human T-cell receptor (TCR) Vβ repertoires, comprising:

a group of 59 DNA primers each specific for one of 22 regions of T-cell Vβgene CDR3 regions, said primers consisting of SEQ ID NOs: 60-118; and

instructions for use.

2. The kit of claim **1** further comprising analytical statistical software for quantitation of the detected TCR Vβ repertoires and additional instructions therefor.

3. The kit of claim **1** further comprising amplification buffers.

4. The kit of claim **1** further comprising a human T-lymphocyte containing tissue or fluid sample.

5. The kit of claim **4** wherein the T-lymphocyte tissue or fluid sample is a peripheral blood mononucleotide cell (PBMC).

6. A kit for detecting human T-cell receptor (TCR) Vβ repertoires, comprising:

a group of 36 DNA primers each specific for one of 22 regions of T-cell Vβ gene CDR3 regions, said group of primers consisting of SEQ ID NOs: 81, and 84-118; and

instructions for use.

7. The kit of claim **6** further comprising analytical statistical software for quantitation of the detected TCR Vβ repertoires and additional instructions therefor.

8. The kit of claim **6** further comprising amplification buffers.

9. The kit of claim **6** wherein each of the 36 primers is fluorescently labeled with 6 FAM.

10. The kit of claim **9** wherein the 36 fluorescently labeled primers are immobilized on a plate.

* * * * *

EXHIBIT B

PATENT ASSIGNMENT

THIS PATENT ASSIGNMENT (the “Assignment”) is made and entered into as of September 26, 2014, by and between, Mr. Zhong Chen Kou, a citizen of the People’s Republic of China and permanent resident of the United States of America, having an address at 4101 NW

60th Avenue, Gainesville, Florida 32653 (“Assignor”), and Cellular Biomedicine Group HK Limited, a Hong Kong company limited by shares having an address at Unit 402, 4th Floor, Fairmont House, No.8 Cotton Tree Drive, Admiralty, Hong Kong (“Assignee”).

WHEREAS, Assignor has agreed to assign and transfer to Assignee certain patent rights, including, without limitation, the patents and patent applications set forth on Schedule A hereto (hereafter, the “Patents”); and

WHEREAS, Assignee is desirous of acquiring all of Assignor’s right, title, and interest in and to the Patents along with all worldwide causes of action for past, present, and future infringements or unauthorized uses of the same along with the right to collect and retain any proceeds therefrom.

NOW THERFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby sell, assign, transfer and set over to Assignee, all of Assignor’s right, title, and interest in and to said Patents including, without limitation, any patents, patent applications whether provisional, utility, or design, as well as any divisional, continuation, continuation-in-part, substitution, reissue, renewal, reexam, continued prosecution applications (“CPA”), or request for continued examination (“RCE”) thereof, and in and to all inventions thereon, preparatory to obtaining any patents, to be held and enjoyed by Assignee, its successors, assigns, or other legal representatives, to the full end of the term thereof, as may be extended by law as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment had not been made along with all worldwide causes of action for past,  present,  and  future  infringements  or  other  unauthorized  use  of  the  Patents  including, without limitation, the right to collect and retain any proceeds therefrom.

For the same consideration, Assignor does hereby sell, assign, transfer and set over to Assignee all of Assignor’s right, title, and interest in and to any foreign and international applications related to and/or seeking benefit of said Patents or applications for said Patents, and in and to all inventions and improvements thereon (herein referred to as “Related Foreign Applications”), in and to any protective rights granted on said Related Foreign Applications, and in and to the right to claim any applicable priority rights arising from or required for said Related Foreign Applications under the terms of any applicable conventions, treaties, statutes, or regulations, said Related Foreign Applications to be filed and issued in the name of Assignee or its designee, insofar as permitted by applicable law.

Assignor expressly agrees to execute, acknowledge, and deliver, such documents and other instruments as may be requested by Assignee to evidence or effectuate the sale, assignment, transfer, conveyance, and delivery of the Patents to Assignee from Assignor.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed by a duly authorized representative to be effective as of the date set forth above.

MR. ZHONG CHEN KOU

By:	/s/ Zhong Chen Kou
Name
Date: 9/28/14

ACCEPTED AND AGREED:

CELLULAR BIOMEDICINE GROUP HK LIMITED

By: /s/ William Cao
Name: William Cao
Title:
Date: 9/26/14

SCHEDULE A

United States Patent No. 7,375,211 entitled "Method for Detection and Quantification  of T-Cell Receptor VβRepertoire" issued by the United States Patent & Trademark Office ("USPTO")  on May 20, 2008